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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                           GTE SOUTHWEST INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

           1-7077                                       75-0573444
   (Commission File Number)                   (IRS Employer Identification No.)



600 Hidden Ridge, HQE04B12 - Irving, Texas                  75038
 (Address of principal executive offices)                 (Zip Code)

   Registrant's telephone number, including area code         214-718-5600

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                           GTE SOUTHWEST INCORPORATED

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, GTE Southwest Incorporated (the Company) announced through its parent, GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $488.1 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.





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                           GTE SOUTHWEST INCORPORATED

               UNAUDITED CONDENSED PRO FORMA STATEMENTS OF INCOME


                                                      As Reported                               Pro Forma
                                                      Nine Months                              Nine Months
                                                         Ended                                    Ended
                                                      September 30,         Pro Forma          September 30,
                                                          1995             Adjustments             1995
                                                    ----------------     ---------------    -----------------
                                                                       (Thousands of Dollars)
OPERATING REVENUES                                      $ 954,400        $   18,281  (1)       $  972,681

OPERATING EXPENSES

   Cost of sales and services                             389,458                                 389,458
   Depreciation and amortization                          216,739                                 216,739
   Selling, general & administrative                      142,643            18,281  (1)          160,924
                                                        ---------        ----------            ----------
       Total operating expenses                           748,840            18,281               767,121
                                                        ---------        ----------            ----------
OPERATING INCOME                                          205,560                --               205,560
                                                        ---------        ----------            ----------
OTHER DEDUCTIONS                                           14,425                                  14,425
                                                        ---------        ----------            ----------
   Income before income taxes                             191,135                --               191,135

INCOME TAXES                                               64,180                                  64,180
                                                        ---------        ----------            ----------
   Income before extraordinary charge                     126,955                --               126,955

EXTRAORDINARY CHARGE                                           --          (488,097) (2)         (488,097)
                                                        ---------        ----------            ----------
   Net income (loss)                                    $ 126,955        $ (488,097)           $ (361,142)
                                                        =========        ==========            ==========

See Notes to Unaudited Condensed Pro Forma Financial Information.





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                           GTE SOUTHWEST INCORPORATED

               UNAUDITED CONDENSED PRO FORMA STATEMENTS OF INCOME


                                                      As Reported                              Pro Forma
                                                      Year Ended                              Year Ended
                                                      December 31,          Pro Forma        December 31,
                                                         1994              Adjustments           1994
                                                    ----------------     ---------------   ----------------
                                                                    (Thousands of Dollars)
OPERATING REVENUES                                     $1,210,620        $   25,154  (1)       $1,235,774

OPERATING EXPENSES

   Cost of sales and services                             538,876                                 538,876
   Depreciation and amortization                          272,294                                 272,294
   Selling, general & administrative                      182,804            25,154  (1)          207,958
                                                       ----------        ----------            ----------
       Total operating expenses                           993,974            25,154             1,019,128
                                                       ----------        ----------            ----------
OPERATING INCOME                                          216,646                --               216,646
                                                       ----------        ----------            ----------
OTHER DEDUCTIONS                                           32,906                                  32,906
                                                       ----------        ----------            ----------
   Income before income taxes                             183,740                --               183,740

INCOME TAXES                                               60,354                                  60,354
                                                       ----------        ----------            ----------
   Income before extraordinary charge                     123,386                --               123,386

EXTRAORDINARY CHARGE                                           --          (488,097) (2)         (488,097)
                                                       ----------        ----------            ----------
   Net income (loss)                                   $  123,386        $ (488,097)           $ (364,711)
                                                       ==========        ==========            ==========


See Notes to Unaudited Condensed Pro Forma Financial Information.





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                           GTE SOUTHWEST INCORPORATED

                  UNAUDITED CONDENSED PRO FORMA BALANCE SHEET


                                                     As Reported                               Pro Forma
                                                    September 30,         Pro Forma          September 30,
                                                         1995            Adjustments             1995
                                                   ---------------     ---------------      ---------------
                                                                  (Thousands of Dollars)
                      ASSETS
                      ------

CURRENT ASSETS:

  Cash                                               $     24,500                            $     24,500
  Receivables, less allowance
   of $20,003                                             213,079                                 213,079
  Materials and supplies                                   28,235                                  28,235
  Deferred income tax benefits                             13,429                                  13,429
  Net assets held for sale                                  7,096                                   7,096
  Prepayments and other                                    15,860                                  15,860
                                                     ------------      -----------           ------------
   Total current assets                                   302,199                                 302,199
                                                     ------------      -----------           ------------
PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                         4,148,384                               4,148,384
  Accumulated depreciation                             (1,668,288)     $  (769,335) (3)        (2,437,623)
                                                     ------------      -----------           ------------
   Net property, plant and equipment                    2,480,096         (769,335)             1,710,761
                                                     ------------      -----------           ------------
PREPAID PENSION COSTS                                      62,822                                  62,822
                                                     ------------      -----------           ------------
OTHER ASSETS                                               23,283                                  23,283
                                                     ------------      -----------           ------------
     Total Assets                                    $  2,868,400      $  (769,335)          $  2,099,065
                                                     ============      ===========           ============

See Notes to Unaudited Condensed Pro Forma Financial Information.





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                           GTE SOUTHWEST INCORPORATED

                  UNAUDITED CONDENSED PRO FORMA BALANCE SHEET


                                                      As Reported                               Pro Forma
                                                      September 30,       Pro Forma           September 30,
                                                          1995           Adjustments              1995
                                                     ---------------   ---------------       ---------------
                                                                   (Thousands of Dollars)
       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------

CURRENT LIABILITIES:

  Short-term debt, including current maturities        $   62,028                              $   62,028
  Accounts payable                                        114,108                                 114,108
  Accrued taxes                                            32,066                                  32,066
  Accrued interest                                         15,665                                  15,665
  Accrued payroll and vacations                            48,686                                  48,686
  Accrued dividends                                         6,242                                   6,242
  Accrued restructuring costs and other                   237,462                                 237,462
                                                       ----------        ---------             ----------
   Total current liabilities                              516,257                                 516,257
                                                       ----------        ---------             ----------
LONG-TERM DEBT                                            664,505                                 664,505
                                                       ----------        ---------             ----------
RESERVES AND DEFERRED CREDITS:
  Deferred income taxes                                   365,174        $(268,642) (5)            96,532
  Employee benefit obligations                            113,808                                 113,808
  Restructuring costs and other                           105,771          (12,596) (4)            93,175
                                                       ----------        ---------             ----------
   Total reserves and deferred credits                    584,753         (281,238)               303,515
                                                       ----------        ---------             ----------
PREFERRED STOCK, subject to mandatory
  redemption                                               10,190                                  10,190
                                                       ----------        ---------             ----------
SHAREHOLDERS' EQUITY:
  Preferred stock                                           7,600                                   7,600
  Common stock                                            645,000                                 645,000
  Reinvested earnings (deficit)                           440,095         (488,097) (2)           (48,002)
                                                       ----------        ---------             ----------
   Total shareholders' equity                           1,092,695         (488,097)               604,598
                                                       ----------        ---------             ----------
     Total Liabilities and Shareholders' Equity        $2,868,400        $(769,335)            $2,099,065
                                                       ==========        =========             ==========

See Notes to Unaudited Condensed Pro Forma Financial Information.





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                           GTE SOUTHWEST INCORPORATED

                     NOTES TO UNAUDITED CONDENSED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 and 4 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory liabilities.

(5) Represents the tax effect of the adjustments described in notes 3 and 4 above.





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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                  GTE SOUTHWEST INCORPORATED
                                                          (Registrant)

Date: November 13, 1995                           By   William M. Edwards III
                                                       ----------------------
                                                       William M. Edwards III
                                                              Controller
                                                      (Chief Accounting Officer)





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